UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 26, 2023

Commission	Registrants;						I.R.S. Employer
File Number	Address and Telephone Number					States of Incorporation	Identification Nos.

1-3525	AMERICAN ELECTRIC POWER CO INC.					New York	13-4922640
333-221643	AEP TEXAS INC.					Delaware	51-0007707
333-217143	AEP TRANSMISSION COMPANY, LLC					Delaware	46-1125168
1-3457	APPALACHIAN POWER COMPANY					Virginia	54-0124790
1-3570	INDIANA MICHIGAN POWER COMPANY					Indiana	35-0410455
1-6543	OHIO POWER COMPANY					Ohio	31-4271000
0-343	PUBLIC SERVICE COMPANY OF OKLAHOMA					Oklahoma	73-0410895
1-3146	SOUTHWESTERN ELECTRIC POWER COMPANY					Delaware	72-0323455
	1 Riverside Plaza,		Columbus,	Ohio	43215-2373
	Telephone	(614)	716-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Electric Power Company, Inc.	Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC
American Electric Power Company, Inc.	6.125% Corporate Units	AEPPZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 8.01. Other Events

In October 2021, American Electric Power Company, Inc. (AEP) and AEP Transmission Company, LLC (AEPTCo) entered into a Stock Purchase Agreement (SPA) to sell Kentucky Power Company (KPCo) and AEP Kentucky Transmission Company, Inc. (KTCo) to Liberty Utilities Co., a subsidiary of Algonquin Power & Utilities Corp. (Liberty). The SPA contained certain termination rights if the closing of the sale did not occur by April 26, 2023. As a result of filings made in March 2023 by intervenors with the FERC, in April 2023, AEP, AEPTCo and Liberty entered into a Mutual Termination Agreement (Termination Agreement) terminating the SPA. The parties entered into the Termination Agreement as all of the conditions precedent to closing the sale could not be satisfied prior to April 26, 2023. Consequently, the assets and liabilities of KPCo and KTCo were reclassified out of Held for Sale on the March 31, 2023 and December 31, 2022 balance sheets of AEP and AEPTCo included within the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 ("First Quarter 2023 Form 10-Q") as filed with the Securities and Exchange Commission on May 4, 2023.

AEP is filing this Current Report on Form 8-K to recast AEP's and AEPTCo's consolidated financial statements and certain other financial information originally included in AEP’s Annual Report on Form 10-K for the year ended December 31, 2022 (the "2022 Form 10-K") as filed with the SEC on February 23, 2023, to reclassify the assets and liabilities out of Held for Sale on the December 31, 2022 and December 31, 2021 balance sheets of AEP and AEPTCo. The information included in Exhibit 99.1 to this Current Report on Form 8-K solely reflects the presentation of the assets and liabilities no longer being classified as Held for Sale on the balance sheets of AEP and AEPTCo for all periods presented.

AEP has recast the following portions of the 2022 Form 10-K to reflect the presentation of the assets and liabilities no longer classified as Held for Sale on the balance sheets of AEP and AEPTCo:

Item 7.	Management's Discussion and Analysis of Financial Condition and Results of Operations
Item 7A.	Quantitative and Qualitative Disclosures About Market Risk
Item 8.	Financial Statements and Supplementary Data
Item 15.	Exhibits and Financial Statement Schedules

The recast portions of the 2022 Form 10-K described above are attached as Exhibit 99.1 and incorporated herein by reference.

The information included in Exhibit 99.1 to this Current Report on Form 8-K is presented in connection with the presentation changes described above and does not otherwise amend or restate the 2022 Form 10-K. Exhibit 99.1 does not reflect any information or events occurring subsequent to the filing of the 2022 Form 10-K, other than as described in Note 7 – Acquisitions, Assets and Liabilities Held for Sale, Dispositions and Impairments in the Combined Notes to the Consolidated Financial Statements included in Exhibit 99.1, and does not modify or update the disclosures therein in any way, other than to reflect the presentation of the assets and liabilities no longer being classified as Held for Sale on the balance sheets of AEP and AEPTCo as described above.

Therefore, the information contained herein should be read in conjunction with the 2022 Form 10-K and other filings with the SEC under the Securities Exchange Act of 1934 subsequent to the filing of the 2022 Form 10-K, including the First Quarter 2023 Form 10-Q.

The 2022 Form 10-K was a combined annual report of AEP and its registrant subsidiaries, AEP Texas Inc. (AEP Texas), AEP Transmission Company, LLC (AEPTCo), Appalachian Power Company (APCo), Indiana Michigan Power Company (I&M), Ohio Power Company (OPCo), Public Service Company of Oklahoma (PSO) and Southwestern Electric Power Company (SWEPCo). The recast of AEP’s and AEPTCo's consolidated financial statements and certain other financial information filed with this Current Report on Form 8-K to reflect the presentation of the assets and liabilities no longer classified as Held for Sale on the balance sheets of AEP and AEPTCo as described above does not change the financial statements of AEP Texas, APCo, I&M, OPCo, PSO and

SWEPCo as previously filed; accordingly, the financial statements and related disclosures of AEP Texas, APCo, I&M, OPCo, PSO and SWEPCo, although included in the information contained in Exhibit 99.1 of this Current Report on Form 8-K, have not been recast and have not been modified.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP. - American Electric Power Company, Inc.

23.2	Consent of PricewaterhouseCoopers LLP. - AEP Transmission Company, LLC

99.1
Updated Part II, ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, ITEM 7A. Quantitative and Qualitative Disclosures About Market Risk, ITEM 8. Financial Statements and Supplementary Data and PART IV, ITEM 15. Exhibits and Financial Statements Schedules from the 2022 Form 10-K.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

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This combined Current Report on Form 8-K is being filed separately by American Electric Power Co Inc., AEP Texas Inc., AEP Transmission Company, LLC, Appalachian Power Company, Indiana Michigan Power Company, Ohio Power Company, Public Service Company of Oklahoma and Southwestern Power Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This report made by the Registrants contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Words such as "expect", "anticipate", "intend", "plan", "believe", "will", "should", "could", "would", "project", "continue" and similar expressions that reflect our current views with respect to future results or guidance and statements of outlook are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants' combined 2022 Annual Report on Form 10-K, which was filed with the SEC on February 23, 2023, in Part I, ITEM 1A. Risk Factors, (2) this Form 8-K in (a) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 6, Commitments, Guarantees and Contingencies, and (3) other factors discussed in filings with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ Ann P. Kelly
Name:	Ann P. Kelly
Title	Executive Vice President and Chief Financial Officer

AEP TEXAS INC.

By:	/s/ Ann P. Kelly
Name:	Ann P. Kelly
Title	Vice President and Chief Financial Officer

AEP TRANSMISSION COMPANY, INC.

By:	/s/ Ann P. Kelly
Name:	Ann P. Kelly
Title	Vice President and Chief Financial Officer

APPALACHIAN POWER COMPANY

By:	/s/ Ann P. Kelly
Name:	Ann P. Kelly
Title	Vice President and Chief Financial Officer

INDIANA MICHIGAN POWER COMPANY

By:	/s/ Ann P. Kelly
Name:	Ann P. Kelly
Title	Vice President and Chief Financial Officer

OHIO POWER COMPANY

By:	/s/ Ann P. Kelly
Name:	Ann P. Kelly
Title	Vice President and Chief Financial Officer

PUBLIC SERVICE COMPANY OF OKLAHOMA

By:	/s/ Ann P. Kelly
Name:	Ann P. Kelly
Title	Vice President and Chief Financial Officer

SOUTHWESTERN ELECTRIC POWER COMPANY

By:	/s/ Ann P. Kelly
Name:	Ann P. Kelly
Title	Vice President and Chief Financial Officer

May 26, 2023